UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 21, 2005


                            CAPITAL BANK CORPORATION

             (Exact name of registrant as specified in its charter)


       North Carolina                 000-30062                 56-2101930
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
     of incorporation)                                    Identification Number)

                               4901 Glenwood Ave.
                          Raleigh, North Carolina 27612
                    (Address of principal executive offices)

                                 (919) 645-6400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c)

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On November 21, 2005, Capital Bank Corporation (the "Company") signed an Office Lease dated as of November 1, 2005 (the "Lease"), with 333 Ventures, LLC (the "Landlord"), who also signed the Lease on November 21, 2005, for an eventual total of approximately 55,359 rentable square feet of premises at 333 Fayetteville Street, Raleigh, North Carolina. This space will serve as a branch location (with associated office space) for the Company.

      The initial term of the Lease is one hundred twenty (120) full months. The Company has two (2) options to extend the Lease for terms of five (5) years each. Future minimum lease payments under the lease are as follows:

                                                  $ Thousands
                      2006                           $    456

                      2007                                855

                      2008                              1,216

                      2009                              1,216

                      2010                              1,216

                      Thereafter                        6,387
                                                     --------

                      Total                          $ 11,346

      In addition to base rent, the Company will be responsible for certain costs and charges as more particularly described in the Lease, including certain operating expenses, real estate taxes, and utility expenses. The Company intends to make certain improvements to the Premises covered by the Lease. Costs of construction in excess of $32.50 per rentable square foot must be paid by the Company.

      The foregoing is a summary description of certain terms of the Lease and is qualified in its entirety by the text of the Lease, attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

      Information set forth above contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which statements represent the Company's judgment concerning the future and are subject to risks and uncertainties that could cause the Company's actual operating results to differ materially. Such forward-looking statements can be identified by the use of forward-looking terminology, such as "may", "will",


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

"expect", "anticipate", "estimate", "believe", or "continue", or the negative thereof or other variations thereof or comparable terminology. The Company cautions that such forward-looking statements are further qualified by important factors that could cause the Company's actual operating results to differ materially from those in the forward-looking statements, as well as the factors set forth in the Company's periodic reports and other filings with the SEC.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      The information contained in Item 1.01 (Entry into a Material Definitive Agreement) above is incorporated herein by reference. The description of the lease contained in Item 1.01 above is qualified in its entirety by reference to its full terms and provisions as set forth therein. A copy of the lease is attached as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits.

--------------------------------------------------------------------------------
Exhibit No.            Description of Document
--------------------------------------------------------------------------------
10.1                   Lease Agreement,  dated November 1, 2005, by and between
                       Capital Bank Corporation and 333 Ventures, LLC.
--------------------------------------------------------------------------------



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2005

                                                  CAPITAL BANK CORPORATION


                                                  By:   /s/B. Grant Yarber
                                                        -----------------------
                                                        B. Grant Yarber
                                                        Chief Executive Officer


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